SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  February 24, 2005


                                SPECTRASITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


                001-31769                                56-2027322
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         (Commission File Number)        (I.R.S. Employer Identification Number)


400 Regency Forest Drive, Cary, North Carolina             27511
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    (Address of principal executive offices)             (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

2005 PERFORMANCE BONUS TARGET

      The following is a description of SpectraSite, Inc.'s bonus plan (the "Bonus Plan") provided pursuant to Paragraph 10(iii) to Item 601 of Regulation S-K, which requires a written description of a compensatory plan when no formal document contains the compensation information.

      On February 24, 2005, the Compensation Committee of SpectraSite, Inc.'s Board of Directors (the "Compensation Committee") determined the financial targets to be used under the Bonus Plan for Company performance in 2005. The financial targets were based on the Company hitting certain thresholds as defined by the Compensation Committee based on the Company's earnings before interest, taxes, depreciation and amortization for fiscal 2005.

      Our Chief Executive Officer and the four most-highly-compensated executive officers, as well as all other vice presidents and certain other employees of SpectraSite, are eligible to participate in the Bonus Plan. The Compensation Committee determines the targets applicable to the performance bonuses payable to the CEO and other executive officers under the Bonus Plan. Payment of bonuses, if any, is made after the end of the performance period during which the bonuses were earned. Executive officers' bonuses are paid annually in cash in a single lump sum, subject to payroll taxes and tax withholdings. Bonuses are capped at a percentage of the individual's base salary, with the percentage depending on the individual's position within SpectraSite.

      The purpose of the Bonus Plan is to promote the interests of SpectraSite and its stockholders by providing key employees with financial rewards upon achievement of specified business objectives, as well as help SpectraSite attract and retain key employees by providing attractive compensation opportunities linked to performance results.


2005 DIRECTORS' COMPENSATION

On February 24, 2005, in accordance with the recommendation of the Compensation Committee, the Board adjusted the 2005 compensation of the non-employee directors of the Company as follows:

      - increased the Board meeting attendance fee from $1,000 to $1,500 per meeting;

      - eliminated the committee member retainers and replaced them with committee meeting attendance fees equal to $1,500 per meeting; and

      - provided a retainer for the Lead Independent Director equal to $15,000 per year.

For a complete listing of all components of compensation of the Company's directors for 2005, please see Exhibit 10.1 attached hereto.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits.

            EXHIBIT NO.        DESCRIPTION
            -----------        -----------

            10.1               Statement of Directors' Compensation for 2005


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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SPECTRASITE, INC.



Date:   March 1, 2005                      By: /s/ Mark A. Slaven
                                               -------------------------------
                                               Name:  Mark A. Slaven
                                               Title: Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


10.1        Statement of Directors' Compensation for 2005